Exhibit 32.2
Chief Financial Officer Certification (Section 906)


CERTIFICATION PURSUANT TO
18U.S.C.,SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Chief Financial Officer of Urban Network Television Corporation, (the "Company"), hereby certify that, to the best of my knowledge, the Annual Report on Form 10-KSB of the Company for the period ended September 30, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the consolidated financial condition as of September 30, 2003 and consolidated results of operations for the period ended September 30, 2003 of the Company and its subsidiaries. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: January 14, 2004.


                                                     By: /s/ Randy Moseley
                                                     -----------------------
                                                     Randy Moseley
                                                     Chief Financial Officer